UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  January 19, 2005


                               LECROY CORPORATION
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             (Exact name of registrant as specified in its charter)


       DELAWARE                          0-26634                13-2507777
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(State or Other Jurisdiction           (Commission             (IRS Employer
of Incorporation)                      File Number)          Identification No.)


     700 CHESTNUT RIDGE ROAD
    CHESTNUT RIDGE, NEW YORK                                      10977
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:  (845) 425-2000
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-e4(c))


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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On January 19, 2005, LeCroy Corporation ("LeCroy" or the "Company") issued a press release announcing its results of operations for the three and six month periods ended December 31, 2004. A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

         The information furnished in this Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

         This Current Report on Form 8-K contains forward-looking statements, including those pertaining to the Company's belief that the presentation of its pro forma second quarter results will provide investors and LeCroy management with additional insight into the Company's results, the belief that PCI Express is gaining significant traction in the market and that the Company is capitalizing on that demand, the belief that the acquisition of CATC will provide a powerful and profitable catalyst for LeCroy's future growth, the expectation that the CATC serial data test solutions will comprise about 10 percent to 15 percent of the Company's revenues, the belief that CATC integration efforts are nearing completion, the expectation that the Company will complete its transition to its direct go-to-market effort in the third quarter and that the CATC acquisition will be accretive on a GAAP basis to the Company's third quarter results, the belief that there is continuing underlying strength in LeCroy's end markets, the expectation that LeCroy will overcome its traditional slight seasonal decline from the December 2004 quarter to the March 2005 quarter as it benefits from a full quarter of protocol solutions sales, the expectation that orders and sales will grow by approximately 35% year-over-year to a range of $43.0 million to $44.5 million, the expectation that LeCroy will increase R&D spending in the third quarter related to the timing of chip development and new product introductions, the expectation that pro forma operating margins for the March quarter will be between 13.5 percent and 14.0 percent, and the belief that the Company can continue to generate meaningful sales growth and mid-teens pro forma operating margins based on continued strong prospects in its target market for serial data test solutions.

         All such forward-looking statements are only estimates of future results, and there can be no assurance that actual results will not materially differ from expectations. Actual performance and results of operations may differ materially from those projected or suggested in the forward-looking statements due to certain risks and uncertainties including, without limitation, volume and timing of orders received, changes in the mix of products sold, competitive pricing pressure, the Company's ability to anticipate changes in the market, the availability and timing of funding for the Company's current products, the development of future products and the Company's ability to use intellectual property and protect its patent portfolio. LeCroy undertakes no obligation to publicly update forward-looking statements, whether because of new information, future events or otherwise. These and other factors that could cause actual results to differ materially, are discussed in more detail in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on September 7, 2004, Form 10-Q filed November 10, 2004, and subsequent filings the Company may make with the SEC from time to time, which can be viewed at the SEC's website at http://www.sec.gov.


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ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements of Businesses Acquired.

             Not applicable.

         (b) Pro Forma Financial Information.

             Not applicable.

         (c) Exhibits.

Exhibit No.   Document
-----------   ---------
99.1          Press release dated January 19, 2005.


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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         LECROY CORPORATION,
                                         a Delaware corporation



Date:    January 19, 2005                By: /s/ Scott D. Kantor
                                             -----------------------------------
                                             Scott D. Kantor
                                             Vice President, Finance, Chief
                                             Financial Officer, Secretary and
                                             Treasurer


EXHIBIT INDEX

Exhibit No.   Document
-----------   --------
99.1          Press release dated January 19, 2005.



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